UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2011

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2105 N. State Road 3 Bypass

 Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 27, 2011, MainSource Financial Group, Inc. held its annual meeting of shareholders.  A total of 20,136,362 shares of the Company’s common stock were entitled to vote as of March 11, 2011, the record date for the Annual Meeting. There were 17,776,938 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The shareholders elected ten directors to serve a one-year term until the next annual meeting of shareholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
William G. Barron	13,549,256	475,080	3,752,602
Archie M. Brown, Jr.	13,653,724	370,612	3,752,602
Brian J. Crall	13,684,952	339,384	3,752,602
Philip A. Frantz	13,645,819	378,516	3,752,602
Rick S. Hartman	13,670,569	353,766	3,752,602
D.J. Hines	13,658,609	365,726	3,752,602
William J. McGraw, III	13,699,643	324,692	3,752,602
Thomas M. O’Brien	13,490,549	533,786	3,752,602
Lawrence R. Rueff, DVM	13,697,861	326,474	3,752,602
John G. Seale	13,676,808	347,527	3,752,602

Proposal No. 2 - Advisory Vote on the Company’s Executive Compensation Policies and Procedures

The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
13,004,002	925,313	95,018	3,752,604

Proposal No. 3 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2011

The shareholders voted to ratify the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The results of the vote were as follows:

For	Against	Abstain
17,116,371	443,024	217,542

Item 7.01.                                          Regulation FD Disclosure.

At the 2011 Annual Meeting of Shareholders held on April 27, 2011, the Company presented certain financial and other information to those present.  A copy of the PowerPoint presentation reviewed during the meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                   Exhibits.

99.1                           Powerpoint slide presentation used by MainSource Financial Group, Inc., at the 2011 Annual Meeting of Shareholders held on April 27, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2011

MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Powerpoint slide presentation used by MainSource Financial Group, Inc., at the 2011 Annual Meeting of Shareholders held on April 27, 2011.